UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020 (February 26, 2020)

GIGGLES N’ HUGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53948	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Galleria Way, Glendale, CA 91210
(Address of principal executive offices)

(818) 956-4847
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01.	Other Events.

On February 26, 2020, Giggles N’ Hugs Inc. (the “Company”) completed a 1-for-25 reverse split of the Company’s issued and outstanding shares of common stock (the “Reverse Split”), which was completed by the filing of a Certificate of Change Pursuant to NRS 78.209 (the “Certificate of Change”) with the Nevada Secretary of State on February 24, 2020.

The Reverse Split was duly approved by the Board of Directors of the Company without stockholder approval, in accordance with the authority conferred by Section 78.207 of the Nevada Revised Statutes. The Certificate of Change also decreased the authorized number of shares of the Company’s common stock from 1,250,000,000 shares to 45,000,000 shares.

Pursuant to the Reverse Split, holders of the Company’s common stock are deemed to hold one (1) post-split share of the Company’s common stock for every twenty five (25) shares of the Company’s common stock held. No fractional shares were issued in connection with the Reverse Split. Stockholders who entitled to a fractional post-split share received in lieu thereof one (1) whole post-split share.

At the market opening on February 26, 2020, the Company’s common stock began trading on the OTC Markets Pink tier on a split-adjusted basis. The Company’s common stock will continue to trade under the symbol “GIGL” (temporary symbol “GIGLD” indicating a reverse stock split has occurred). The new CUSIP number for the Company’s common stock is 37518A203. Following the effectiveness of the Reverse Split, the Company has 6,822,979 shares of common stock issued and outstanding.

On February 25, 2020, the Company issued a press release announcing the Reverse Split, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Certificate of Change Pursuant to NRS 78.209
99.1	Press Release dated February 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020	GIGGLES N’ HUGS, INC.

/s/ Joey Parsi
	Name:	Joey Parsi
	Title:	Chief Executive Officer